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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 1998

                               DRAVO CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

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
PENNSYLVANIA                      1-5642                 25-0447860
(State or other jurisdiction      (Commission            (IRS Employer
or incorporation)                 File Number)           Identification Number)


11 STANWIX STREET, PITTSBURGH, PENNSYLVANIA              15222
(Address of principal executive offices)                 (ZIP code)
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Registrant's telephone number including area code: 412-995-5500
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ITEM 5 OTHER INFORMATION

     On September 15, 1998, Dravo Corporation, a Pennsylvania corporation (the "Registrant") announced that it had entered into an Agreement and Plan of Merger dated as of September 15, 1998 with Carmeuse Lime, Inc. ("Parent") and DLC Acquisition Corp. ("Purchaser") (the "Merger Agreement"). Under the Merger Agreement, Purchaser will commence a cash tender offer no later than September 21, 1998 for all of the outstanding common stock of the Registrant at $13.00 per share. Consummation of the offer is subject to certain conditions, including the condition that at least a majority of Dravo's outstanding Common Stock (on a fully-diluted basis) be tendered to the offeror and not withdrawn. Assuming that the conditions to consummation of the tender offer are satisfied and the tender offer is consummated, the tender offer will be followed by a merger of Purchaser into the Registrant, with the Registrant as the surviving entity. In the merger, each share of the Registrant's Common Stock that remains outstanding after the tender offer will be converted into the right to receive $13.00 per share in cash, without interest.

     On September 15, 1998, the Registrant issued a press release with respect to the Merger Agreement and the transactions contemplated thereby. The Merger Agreement and the press release are attached hereto as Exhibits and are incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) EXHIBITS

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
EXHIBIT NO.
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
    2.1        Agreement and Plan of Merger dated as of             Filed herewith.
               September 15, 1998. (The Company Disclosure
               Schedules have been omitted pursuant to Item
               601(b) of Regulation S-K. A list of the Company
               Disclosure Schedules is provided below. The
               Registrant agrees to furnish to the Commission,
               upon request, a copy of such Company Disclosure
               Schedules, or any part thereof.)
   99.1        Press Release dated September 15, 1998               Filed herewith.
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     The following is a list of the omitted Company Disclosure Schedules to the
Agreement and Plan of Merger filed herewith as Exhibit 2.1:

     Section 4.1(b) -- Subsidiaries

     Section 4.2(a) -- Capitalization

     Section 4.2(b) -- Lien on Securities

     Section 4.4(b) -- Lien on Assets

     Section 4.6 -- Consents and Approvals

     Section 4.8 -- Undisclosed Liabilities

     Section 4.9 -- Litigation

     Section 4.10 -- Compliance with Applicable Law

     Section 4.11 -- List of Employee Plans

     Section 4.12 -- Environmental Matters

     Section 4.13 -- Tax Matters

     Section 4.14 -- Intangible Property

     Section 4.17 -- Labor Matters

     Section 4.18 -- Absence of Certain Changes

     Section 4.21(a) -- Owned Real Property

     Section 4.21(b) -- Leased Property

     Section 4.22 -- Contracts

     Section 8.6(c) -- Employee Agreements

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DRAVO CORPORATION
                                          (Registrant)

                                          By:      /s/ EARL J. BELLISARIO
                                            ------------------------------------
                                                   Senior Vice President,
                                                  Chief Financial Officer
                                                       and Secretary
Date: September 17, 1998

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